UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A
                                 AMENDMENT NO. 1



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 30, 2005

                            RIVER CAPITAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                  000-29463               51-0392750
(State or other jurisdiction of     (Commission             (IRS Employer
        incorporation)              File Number)          Identification No.)


                7 REID STREET, SUITE 312, HAMILTON HM11, BERMUDA
               (Address of principal executive offices)(Zip Code)

        Registrant's telephone number, including area code (441) 296 6006

        130 KING STREET WEST, SUITE 3680, TORONTO, ONTARIO M5X 1B1 CANADA
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.



ITEM 2.01. COMPLETION OF ACQUISITION.


On December 30, 2005, River Capital Group, Inc., a Delaware corporation (the "Company"), executed and closed a Share Exchange Agreement (the "Share Exchange Agreement"), with River Capital Holdings Limited, a Barbados corporation ("River Holdings"), Strategy International Insurance Group, Inc, a Texas Corporation, Longview Fund, LP, Longview Equity Fund, LP, Longview International Equity Fund, LP, and Concorde Capital Limited, a Bermuda Corporation, (collectively the "Shareholders"). Also on December 30, 2005, the Company, Holdings and the Shareholders executed an amendment to the Share Exchange Agreement ("Amendment No. 1"), to reflect the share exchange allocations among the Shareholders.



On January 6, 2006, the Company filed Form 8-K disclosing the closing of the Share Exchange Agreement and Amendment No. 1. The Share Exchange Agreement was attached as Exhibit 2.1 to that Form 8-K. Amendment No. 1 was attached as
Exhibit 2.2 to that Form 8-K.



Items 1.01 and 2.01 of this Form 8-K/A amend the January 6, 2006 Form 8-K to disclose that on February 2, 2006, the Share Exchange Agreement was further amended to correct an error in the share allocations of the Company's stock among Longview Fund, LP, Longview Equity Fund, LP, and Longview International Equity Fund, LP ("Amendment No. 2"). The number of shares issued to Longview Fund, LP, Longview Equity Fund, LP, and Longview International Equity Fund, LP collectively is unchanged; rather, the allocation amongst these shareholders has been corrected. The total number of shares issued in connection with the Share Exchange Agreement is unchanged.



Amendment No. 2 is attached hereto as Exhibit 2.1 and is incorporated by reference herein.




ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

REGULATION
S-K NUMBER                           DOCUMENT

   2.1        Share Exchange Agreement Amendment No. 2 dated February 2, 2006





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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   RIVER CAPITAL GROUP, INC.


February 2, 2006                   By:  /s/ HOWARD TAYLOR
                                      ------------------------------------------
                                        Howard Taylor,
                                        President





















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